Exhibit 10.4

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this “Pledge Agreement”) is dated as of December 23, 2008 and is made by and between INDEPENDENT BANK GROUP, INC., a Texas corporation, having its principal place of business at 2530 El Dorado Parkway, Suite 200, McKinney, Texas 75070 (the “Pledgor”), and TIB THE INDEPENDENT BANKERSBANK, a Texas state banking association and member of the Federal Reserve System having a place of business at 350 Phelps Drive, Irving, Texas 75038 (the “Lender”).

RECITALS:

A. The Pledgor is a bank holding company that owns 100% of the issued and outstanding capital stock of Independent Bank, having its principal place of business in McKinney, Texas (the “Bank”).

B. The Pledgor has requested that the Lender provide it with two credit facilities in the aggregate principal amount of $16,500,000 consisting of: (i) a Term Loan in the principal amount of $12,000,000, and (ii) Subordinated Debt in the principal amount of $4,500,000 (collectively, the “Loans”), in accordance with the terms of and subject to the conditions set forth in Loan Agreement (as defined below).

C. Pledgor acknowledges that such Pledgor will benefit from the consummation of the transactions contemplated pursuant to the Loan Agreement, and that this Pledge Agreement and the transactions contemplated herein have been executed and undertaken in order to induce the Lender to make the Loans the Borrower.

D. This Pledge Agreement has been executed and delivered by the Pledgor to the Lender pursuant to Section 2.1 of the Loan Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein, and to induce the Lender to enter into the Loan Agreement and to make the Term Loan and other financial accommodations to the Pledgor, the parties hereby agree as follows:

AGREEMENT:

ARTICLE I

DEFINITIONS

1.1 Defined Terms. The following capitalized terms generally used in this Pledge Agreement shall have the meanings defined or referenced below (such meanings to be equally applicable to both the singular and the plural forms of the term defined). Certain other capitalized terms used in specific sections of this Pledge Agreement may be defined in such sections.

(a) “Best Efforts” means commercially reasonable, good faith efforts.

(b) “Certificates” means any and all notes, warrants, options, stock certificates or other documents or instruments now or hereafter received or receivable by the Pledgor and representing the Pledgor’s interest in the Pledged Stock.

(c) “Loan Agreement” means that certain Loan and Subordinated Debenture Purchase Agreement of even date herewith between the Lender and the Pledgor, as may be amended, restated, supplemented or modified from time to time, and which is hereby incorporated by reference in this Pledge Agreement.

(d) “Pledged Stock” means: (i) the shares of capital stock of the Bank as described on the attached Schedule A hereto and any and all other shares of capital stock issued by the Bank previously or hereafter acquired by the Pledgor, whether directly from the Bank or otherwise and whether such other shares are now or hereafter in the possession of the Pledgor, the Lender or other holder; (ii) all stock and other securities or property which are issued pursuant to conversion, redemption, exercise of rights, stock split, recapitalization, reorganization, stock dividends or other corporate act which are referable to the shares referenced in clause (i) or this clause (ii) (collectively, the “Additional Pledged Securities”); (iii) all distributions, whether cash or otherwise, in the nature of a partial or complete liquidation, dissolution or winding up which are referable to the shares referenced in clause (i) or clause (ii) (such distributions are hereinafter referred to as “Liquidating Distributions”); and (iv) all substitutions for any of the foregoing, proceeds of and from any of the foregoing and all interest, cash dividends or other payments in respect of any of the foregoing.

1.2 Other Defined Terms. All other capitalized terms used herein have the meanings assigned to them in the Loan Agreement.

1.3 Exhibits and Schedules Incorporated. All exhibits and schedules attached hereto or referenced herein, are hereby incorporated into this Pledge Agreement.

ARTICLE H

PLEDGE AND GRANT OF SECURITY INTERESTS

The Pledgor hereby pledges, collaterally assigns, hypothecates and transfers to the Lender all Pledged Stock, together with appropriate undated assignments separate from the Certificates duly executed in blank, and hereby grants to and creates in favor of the Lender liens and security interests in the Pledged Stock as collateral security for (a) the due and punctual payment when due (whether at maturity, by acceleration or otherwise) in full of all amounts due under the Senior Notes (as the same may be amended, restated, supplemented, modified, extended or replaced from time to time) in the aggregate face amount as of the date hereof of Twelve Million Dollars ($12,000,000) executed and delivered by the Borrower to the Lender pursuant to the Loan Agreement; (b) the due and punctual performance and observance by the Borrower of all other Borrower’s Liabilities; (c) the due and punctual performance and observance by the Borrower of all of its agreements, obligations, liabilities and duties under the Loan Agreement and the other Loan Documents and the Pledgor under this Pledge Agreement; (d) all amounts due to the Lender under the Senior Notes, including any and all modifications, extensions, renewals or refinancings thereof and including, without limitation, all principal, interest and other amounts due under the Senior Notes; (e) all sums advanced by, or on behalf of, the Lender in connection with, or relating to, the Loan Agreement, the Senior Notes or the Pledged Stock including, without limitation, any and all sums advanced to preserve the Pledged Stock, or to perfect the Lender’s security interest in the Pledged Stock; (1) in the event of any proceeding to enforce the satisfaction of the obligations, or any of them, or to preserve and protect their rights under the Loan Agreement, the Senior Notes, this Pledge Agreement or any other agreement, document or instrument relating to the transactions contemplated in the Loan Agreement, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Pledged Stock, or of any exercise by the Lender of its rights, together with reasonable attorneys’ fees, expenses and court costs; (g) any indebtedness, obligation or liability of the Pledgor to the Lender, whether direct or indirect, joint or several, absolute or contingent, now or hereafter existing, however created or arising and however evidenced; (h) any indebtedness, obligation or liability of the Pledgor under or in connection with any interest rate swap, cap, collar or other hedging or derivative agreement, to which the Lender or any affiliate of the Lender is the counterparty, intended to mitigate interest rate risk, along with any other related agreement or instrument executed in connection therewith; and (i) all costs incurred by the Lender to obtain, perfect, preserve and enforce the liens and security interests granted by this Pledge Agreement, the Loan Agreement and the other Loan Documents, to collect the Obligations Secured Hereby (as defined below) and to maintain and preserve the Pledged Stock, with such costs including, without limitation, expenditures made by the Lender for attorneys’ fees and other legal expenses and expenses of collection, possession and sale of the Pledged Stock, together with interest on all such costs at the Default Rate (the foregoing subsections (a) through (h) are collectively referred to herein as the “Obligations Secured Hereby”). Notwithstanding anything above in this Article H to the contrary, (a) the Pledged Stock shall not be collateral security for amounts outstanding under the Subordinated Debenture that are deemed to be Tier 2 Capital of the Borrower in accordance with the rules and regulations of the FRB applicable to the capital status of the subordinated debt of bank holding companies, without giving effect to the limitation imposed by the second sentence of 12 C.F.R. 250.166(e)(1), which limits the capital treatment of subordinated debt during the five years immediately preceding the maturity date of the subordinated debt, and (b) the “Obligations Secured Hereby” shall not include amounts outstanding under the Subordinated Debenture.

ARTICLE III

DELIVERY OF PLEDGED STOCK

On the date hereof, the Pledgor shall place the Pledged Stock in pledge by delivering the Certificates to and depositing them with the Lender or its agent appointed in writing by the Lender. The Pledgor shall also deliver to the Lender or its agent concurrently therewith undated assignments separate from the Certificates duly executed in blank and all other applicable and appropriate documents and assignments in form suitable to enable the Lender to effect the transfer of all or any portion of the Pledged Stock to the extent hereinafter provided.

ARTICLE IV

ADDITIONAL COLLATERAL

4.1 Delivery of Additional Pledged Securities. If the Pledgor shall hereafter become entitled to receive or shall receive any interest, cash dividends, cash proceeds, any Additional Pledged Securities, any Liquidating Distributions, or any other cash or non-cash payments on account of the Pledged Stock, the Pledgor agrees to accept the same as the Lender’s agent and to hold the same in trust on behalf of and for the benefit of the Lender and agrees to promptly deliver to same or any Certificates therefor forthwith to the Lender or its agent in the exact form received, with the endorsement of the Pledgor, when necessary, or appropriate undated assignments separate from the Certificates duly executed in blank, to be held by the Lender or its agent subject to the terms hereof.

4.2 Proceeds; Dividends and Voting. Notwithstanding anything contained in this Pledge Agreement to the contrary, the Pledgor shall be entitled to receive or shall receive such interest and cash dividends paid on account of the Pledged Stock, and to exercise voting rights with respect to the Pledged Stock, so long as there has not occurred any Default under the Loan Agreement or this Pledge Agreement (a Default under this Pledge Agreement being defined in Section 7.1).

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE PLEDGOR

To induce the Lender to enter into this Pledge Agreement and the Loan Agreement, the Pledgor makes the following representations and warranties to (and covenants with) the Lender:

5.1 The Pledgor is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas.

5.2 The execution and delivery of this Pledge Agreement and the performance by the Pledgor of its obligations hereunder are within the Pledgor’s corporate powers and have been duly authorized by all necessary corporate action.

5.3 The Pledgor owns beneficially and of record all of the issued and outstanding shares of capital stock of the Bank and has good and marketable title to all of the Pledged Stock.

5.4 The Pledgor holds the Pledged Stock free and clear of all liens, charges, encumbrances, security interests, options, voting trusts and restrictions of every kind and nature whatsoever except only the liens and security interests created by this Pledge Agreement or otherwise in favor of the Lender.

5.5 Each security which is a part of the Pledged Stock has been duly authorized and validly issued and is fully paid and nonassessable.

5.6 This Pledge Agreement has been duly executed and delivered by the Pledgor and constitutes the legal, valid and binding obligation of the Pledgor enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and subject to general principles of equity.

5.7 No consent or approval of any governmental body, regulatory authority or securities exchange or other Person is required to be obtained by the Pledgor in connection with the execution, delivery and performance of this Pledge Agreement other than those that have been obtained already.

5.8 The execution, delivery and performance of this Pledge Agreement will not violate any provision of any applicable law or regulation or of any writ or decree of any court or governmental instrumentality or of any indenture, contract, agreement or other undertaking to which the Pledgor is a party or which purports to be binding upon the Pledgor or upon any of its assets and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Pledgor except as contemplated by this Pledge Agreement or otherwise in favor of the Lender.

5.9 The pledge, assignment and delivery of the Pledged Stock pursuant to this Pledge Agreement creates a valid first lien and first and senior security interest in the Pledged Stock, which lien and security interest are perfected upon delivery of the Certificates to the Lender.

ARTICLE VI

THE PLEDGOR’S COVENANTS

6.1 The Pledgor covenants and agrees that it will defend the Lender’s lien and security interest in and to the Pledged Stock against the claims and demands of all Persons.

6.2 The Pledgor covenants and agrees that without the prior written consent of the Lender, it will not sell, convey or otherwise dispose of any of the Pledged Stock, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance or restriction with respect to any of the Pledged Stock, or any interest therein, or any proceeds thereof, except for the liens and security interests created by this Pledge Agreement.

6.3 The Pledgor covenants and agrees that it will not consent to the issuance of: (i) any additional shares of capital stock of the Bank unless such shares are pledged and the Certificates therefor delivered to the Lender, simultaneously with the issuance thereof, together with appropriate undated assignments separate from the Certificates duly executed in blank; and (ii) any options by the issuer of the Pledged Stock obligating such issuer to issue additional shares of capital stock of any class of such issuer.

6.4 At any time from time to time, upon the written request of the Lender, and at the sole expense of the Pledgor, the Pledgor covenants and agrees that it will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted, including, without limitation, the filing of UCC-1 financing statements (which the Pledgor hereby authorizes the Lender to file without execution by the Pledgor), in form and substance satisfactory to the Lender and the Lender’s counsel, with the Secretary of State of Texas in favor of the Lender with respect to the Pledged Stock and the proceeds therefrom. If any amount payable under or in connection with any of the Pledged Stock shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Lender, duly endorsed in a manner reasonably satisfactory to the Lender, to be held as Pledged Stock pursuant to this Pledge Agreement.

6.5 The Pledgor covenants and agrees to pay, and to save the Lender harmless from any and all liabilities with respect to or resulting from any delay in paying, any and all stamp, excise, sales or other documentary or similar taxes which may be payable or determined to be payable with respect to any of the Pledged Stock or in connection with any of the transactions contemplated by this Pledge Agreement.

ARTICLE VII

RIGHTS AND REMEDIES UPON DEFAULT

7.1 If any Default under the Loan Agreement or a default or breach in any respect by the Pledgor of any representation, warranty, covenant or agreement of the Pledgor under this Pledge Agreement (after the expiration of any applicable cure period or grace period hereunder or thereunder, which breach shall be deemed a Default under the Loan Agreement and a Default hereunder) shall occur, the Lender may do any one or more of the following: (a) declare the Obligations Secured Hereby to be forthwith due and payable, whereupon such Obligations Secured Hereby shall become immediately due and payable without presentment, demand, protest or other notice of any kind; and/or (b) proceed to protect and enforce its rights under this Pledge Agreement, the Notes, the Loan Agreement, or any of the other Loan Documents through other appropriate proceedings, and the Lender shall have, without limitation, all of the rights and remedies provided by applicable law, including, without limitation, the rights and remedies of a secured party under the Texas Uniform Commercial Code (the “UCC”) and, in addition thereto, the Lender shall be entitled, at the Lender’s option, to exercise all voting and corporate rights with respect to the Pledged Stock as it may determine, without liability therefor, but the Lender shall not have any duty to exercise any voting and corporate rights in respect of the Pledged Stock and shall not be responsible or liable to the Pledgor or any other Person for any failure to do so or delay in so doing.

7.2 Without limiting the generality of the foregoing, if any Default under the Loan Agreement shall occur, and Lender has accelerated the payment of any indebtedness under the Loan Agreement, the Lender shall have the right to sell the Pledged Stock, or any part thereof, at public or private sale or at any broker’s board or on any securities exchange for cash, upon credit or for future delivery, and at such price or prices as the Lender may deem best, and the Lender may be the purchaser of any or all of the Pledged Stock so sold and thereafter the Lender or any other purchaser shall hold the same free from any right or claim of whatsoever kind. The Lender is authorized, at any such sale, if it deems it advisable so to do, to restrict the number of prospective bidders or purchasers to Persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or resale of the Pledged Stock and may otherwise require that such sale be conducted subject to restrictions as to such other matters as the Lender may deem necessary in order that such sale may be effected in such manner as to comply with all applicable state and federal securities laws. Upon any such sale, the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Stock so sold.

7.3 Each purchaser at any such sale shall hold the property sold, absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of’ the Pledgor, who hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. The Lender shall give the Pledgor not less than ten days’ written notice of its intention to make any such public or private sale or at any broker’s board or on any securities exchange (with such notice to state the time and place of such sale), and the Pledgor agrees that such notice shall be deemed reasonable.

7.4 Any such public sale shall be held at such time or times within the ordinary business hours and at such place or places as the Lender may fix in the notice of such sale. At any sale, the Pledged Stock may be sold in one lot as an entirety or in parts, as the Lender may determine. The Lender shall not be obligated to make any sale pursuant to any such notice. The Lender may, without notice or publication, adjourn any sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Stock on credit or for future delivery, the Pledged Stock so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Stock so sold and, in case of any such failure, such Pledged Stock may again be sold upon like notice.

7.5 The Lender, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose this Pledge Agreement and sell the Pledged Stock, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

7.6 On any sale of the Pledged Stock, the Lender is hereby authorized to comply with any limitation or restriction in connection with such sale that it may be advised by counsel is necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any third party or any governmental regulatory authority or officer or court, including, without limitation, all limitations and restrictions imposed by federal and state banking laws and regulations. Compliance with the foregoing sentence shall result in such sale or disposition being considered or deemed to have been made in a commercially reasonable manner.

7.7 In furtherance of the exercise by the Lender of the rights and remedies granted to it hereunder, the Pledgor agrees that, upon request of the Lender and at the expense of the Pledgor, it will use its Best Efforts to obtain all third party and governmental approvals necessary for or incidental to the exercise of remedies by the Lender with respect to the Pledged Stock or any part thereof, including, without limitation, approvals from the FRB and the FDIC. .

ARTICLE VIII

PRIVATE SALES

8.1 The Pledgor hereby acknowledges that, notwithstanding that a higher price might be obtained for the Pledged Stock at a public sale than at a private sale or sales, the making of a public sale of the Pledged Stock may be subject to registration requirements and other legal restrictions compliance with which could require such actions on the part of the Pledgor, could entail such expenses and could subject the Lender and any underwriter through whom the Pledged Stock may be sold and any controlling Person of any thereof to such liabilities as would make the making of a public sale of the Pledged Stock impractical. Accordingly, the Pledgor hereby agrees that private sales made by the Lender in accordance with the provisions of Article VII hereof may be at prices and on other terms less favorable to the seller than if the Pledged

Stock were sold at public sale, that the Lender shall not have any obligation to take any steps in order to permit the Pledged Stock to be sold at a public sale complying with the requirements of federal and state securities and similar laws, and that such sale shall not be deemed to be made in a commercially unreasonable manner solely because of its nature as a private sale.

8.2 The Pledgor further agrees to use its Best Efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Stock pursuant to Article VII and this Article VIII valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in Article VII and this Article VIII will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in Article VII and this Article VIII shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees, to the extent permitted by law, not to assert any defenses to the granting of equitable relief (such as, without limitation, any defense that the Lender has an adequate remedy at law or that the Lender will not be irreparably injured) in any action for specific performance of such covenants.

ARTICLE IX

LIMITATION ON DUTIES REGARDING PLEDGED STOCK

The Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Pledged Stock in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Lender deals with similar securities and property for its own account. Neither the Lender nor any of its directors, officers, employees or agents shall be liable for any good faith failure to demand, collect or realize upon any of the Pledged Stock or for any delay in doing so or shall be under any obligation to see or otherwise dispose of any Pledged Stock or for any good faith delay in doing so or shall be under any obligation to see or otherwise dispose of any Pledged Stock upon the request of the Pledgor or otherwise.

ARTICLE X

MISCELLANEOUS PROVISIONS

10.1 Powers Coupled With An Interest. All authorizations and agencies herein contained with respect to the Pledged Stock are irrevocable and powers coupled with an interest.

10.2 Indemnification. The Pledgor agrees to indemnify and hold harmless the Lender (to the full extent permitted by law) from and against any and all claims, demands, losses, judgments, liabilities for penalties and excise taxes and other damages of whatever nature, and to reimburse the Lender for all costs and expenses, including reasonable legal fees and disbursements, growing out of or resulting from the Pledged Stock, this Pledge Agreement, the Loan Agreement or the other Loan Documents or the administration and enforcement of this Pledge Agreement, the Loan Agreement or the other Loan Documents or exercise of any right or remedy granted to the Lender hereunder except with respect to such claims, demands, losses, judgments, liabilities for penalties and excise taxes and other damages of whatever nature arising solely from the gross negligence or willful misconduct of the Lender, but including without limitation, any documentary or similar tax liability incurred by the Lender or any of its affiliates as a result of the exercise by the Lender of any of its rights hereunder. In no event shall the Lender be liable to the Pledgor for any action taken by the Lender that is permitted under this Pledge Agreement other than to account for proceeds of the Pledged Stock actually received by the Lender.

10.3 Distribution of Pledged Stock. Upon enforcement of this Pledge Agreement following the occurrence of an Event of Default under this Pledge Agreement, the Loan Agreement, or the Notes, the proceeds of the Pledged Stock shall be applied to the Obligations Secured Hereby in such order and manner as the Lender may determine. In the event such monies shall be insufficient to pay all of the Obligations Secured Hereby, the Pledgor shall be liable to the Lender for any deficiency therein.

10.4 No Waiver; Cumulative Remedies. The Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Lender, and then such waiver shall be valid to the extent therein set forth. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. No failure to exercise or any delay in exercising on the part of the Lender any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The fights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

10.5 Severability of Provisions. The provisions of this Pledge Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall attach only to such clause or provision or part thereof and shall not in any manner affect any other clause or provision in this Pledge Agreement.

10.6 Amendments; Choice of Law; Binding Effect.

(a) None of the terms or provisions of this Pledge Agreement may be altered, modified or amended except by an instrument in writing, duly executed by each of the parties hereto.

(b) This Pledge Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas. Nothing herein shall be deemed to limit any rights, powers or privileges which the Lender may have pursuant to any law of the United States of America or any rule, regulation or order of any department or agency thereof and nothing herein shall be deemed to make unlawful any transaction or conduct by the Lender which is lawful pursuant to, or which is permitted by, any of the foregoing.

(c) This Pledge Agreement is made for the sole benefit of the Pledgor and the Lender, and no other Person shall be deemed to have any privity of contract hereunder nor any right to rely hereon to any extent or for any purpose whatsoever, nor shall any other Person have any right of action of any kind hereon or be deemed to be a third party beneficiary hereunder.

10.7 Notices. All notices, consents, requests, demands and other communications hereunder shall be in writing and shall be given in accordance with Section 6.3 of the Loan Agreement.

10.8 Headings. The descriptive headings hereunder used are for convenience only and shall not be deemed to limit or otherwise effect the construction of any provision hereof.

10.9 Counterparts. This Pledge Agreement may be executed in several counterparts each of which shall constitute an original, but all of which shall together constitute one and the same agreement.

10.10 Forum; Venue. To induce the Lender to accept this Pledge Agreement and the other Loan Documents, the Pledgor irrevocably agrees that all actions or proceedings in any way, manner, or respect, arising out of or from or related to this Pledge Agreement or the other Loan Documents shall be litigated only in courts having suits within Dallas, Texas. The Pledgor hereby consents and submits to the jurisdiction of any local, state, or federal court located within said city. The Pledgor hereby waives any right it may have to transfer or change the venue of any litigation brought against the Pledgor by the Lender.

10.11 Irrevocable Authorization and Instruction to Issuers. The Pledgor hereby authorizes and instructs each issuer of Pledged Stock to comply with any instruction received by it from the Lender in writing that (a) states that a Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the issuer shall be fully protected in so complying.

[Remainder of Page Intentionally Left Blank]

WAIVER OF RIGHT TO JURY TRIAL. THE PLEDGOR AND THE LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS PLEDGE AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF THE PLEDGOR OR THE LENDER. THE PLEDGOR AND THE LENDER EACH ACKNOWLEDGE THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. THE PLEDGOR AND THE LENDER EACH FURTHER ACKNOWLEDGE THAT (a) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (b) THIS WAIVER HAS BEEN REVIEWED BY THE PLEDGOR AND THE LENDER AND THEIR RESPECTIVE COUNSEL AND IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THE AGREEMENT AND THE OTHER LOAN DOCUMENTS (c) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH OTHER LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board

TIB THE INDEPENDENT BANKERSBANK

By:	/s/ J. Rick Jamieson
Name:	J. Rick Jamieson
Title:	Senior Vice President

SCHEDULE A

THE PLEDGED STOCK

ISSUER: Independent bank

Owner	Class	Certificate Number		Number of Shares		Percentage of Class
Independent Bank Group, Inc.	Common	[	]	[	]	100%

ACKNOWLEDGMENT

The undersigned issuer of the Pledged Stock hereby acknowledges receipt of a copy of this Pledge Agreement and agrees to (a) note the restrictions herein on its books, records, ledgers and certificates maintained with respect to its capital stock, (b) not make or permit any dividends or distributions with respect to its capital stock except as permitted in this Pledge Agreement, and (c) not make or permit any sale, transfer or issuance of any of its capital stock or of any rights to acquire its capital stock except as permitted in this Pledge Agreement.

INDEPENDENT BANK

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board

Assignment Separate from Certificate

[Deliver one original per pledged stock certificate]

FOR VALUE RECEIVED, Independent Bank Group, Inc., does hereby sell, assign and transfer unto             (            ) Shares of Common Stock of Independent Bank, standing in its name on the books of such corporation represented by Certificate No.             , and does hereby irrevocably constitute and appoint attorney to transfer such stock on the books of the within named bank with full power and substitution in the premises.

Dated:

INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name: David R. Brooks
Title: Chairman of the Board